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[BANKAMERICA LETTERHEAD]

                                                                EXHIBIT 10.1(b)

May 1, 1997




LDM Technologies, Inc.
2500 Executive Hills Drive
Auburn Hills, MI 43216


Attention:  Richard Nash
            Chief Executive Officer


                Re: $45,000,000 Loan and Security Agreement, dated as of January 22, 1997, among LDM Technologies, Inc. (the "Borrower"), the financial institutions from time to time party thereto (the "Lenders"), and BankAmerica Business Credit, Inc., as Agent (the "Agent") (as amended through the date hereof, the "Loan and Security Agreement")

Gentlemen:

                Reference is hereby made to the provisions contained in Section 9.13(d)(iv) of the Loan and Security Agreement (the "Intercompany Loan Clause"). Capitalized terms used herein and not otherwise defined shall have the meaning provided such term in the Loan and Security Agreement.

                The undersigned Majority Banks hereby agree that, subject to the limitations contained in clause (A) and (B) of the Intercompany Loan Clause, the Borrower shall be permitted to make loans to LDM Canada pursuant to the Intercompany Loan Clause without giving effect to the EBITDA limitation contained in the proviso thereto.

                This Letter Agreement shall become effective as of the date hereof upon the execution and delivery hereof by the Borrower and the Majority Lenders.

                The execution, delivery and effectiveness of this Letter Agreement shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Loan and Security Agreement or any other Loan Document, nor constitute a waiver of any provision of the Loan Security Agreement or any other Loan Document, except as specifically set forth herein.

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May 1, 1997
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        THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

        IN WITNESS WHEREOF, the parties have executed this Letter Agreement as of the date and year first above written.



                                          BANKAMERICA BUSINESS CREDIT, INC.
                                          Individually as a Lender and as Agent




                                          By: [SIG]
                                             ----------------------------------
                                             Title: Vice President






AGREED AND ACCEPTED:

LDM TECHNOLOGIES, INC.

By: [SIG]
   ---------------------------------
   Title: Director of Finance